Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF FEBRUARY
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Michael Lynch                                                        CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                          MONTH: FEBRUARY 2001

                           RECEIPTS AND DISBURSEMENTS

                                                     BANK ACCOUNTS
                                      ------------------------------------------
AMOUNTS REPORTED SHOULD BE               SUNRISE     SUNRISE PMTS
PER THE DEBTOR'S BOOKS,                 OPERATING      MADE BY
not per the bank statement            #052-978-7889   TESSERACT        TOTAL
                                      -------------   ---------   --------------

ACCOUNT BALANCE -
BEGINNING OF MONTH                              --                          --

RECEIPTS
 STUDENT FEES                                                               --
 CHARTER SCHOOL REVENUE                                                     --
 ACCOUNTS RECEIVABLE                                                        --
 LOANS AND ADVANCES                                                         --
 SALE OF ASSETS                                                             --
 TRANSFERS IN FROM OTHER ACCOUNTS       468,567.09   544,819.47   1,013,386.56
 OTHER (ATTACH LIST)                                                        --

     TOTAL RECEIPTS                     468,567.09   544,819.47   1,013,386.56

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS         468,567.09                  468,567.09
 CAPITAL IMPROVEMENTS                                                       --
 PRE-PETITION DEBT                                                          --
 TRANSFERS TO OTHER DIP ACCOUNTS                                            --
 PAYMENTS MADE FOR SUNRISE EDU.                      544,819.47     544,819.47
 OTHER (ATTACH LIST)                                                        --

 REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                             --
  ACCOUNTANT FEES                                                           --
  OTHER PROFESSIONAL FEES                                                   --
  U.S. TRUSTEE QUARTERLY FEE                                                --
  COURT COSTS                                                               --
     TOTAL DISBURSEMENTS                468,567.09   544,819.47   1,013,386.56
                                       -----------  -----------  -------------
ACCOUNT BALANCE -
END OF MONTH                                    --           --             --
                                       ===========  ===========  =============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                   1,013,386.56
   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                --
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                 -------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:              1,013,386.56
                                                                 =============

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                     For the Month Ending February 28, 2001

Revenue
Tuition and Fees Revenue                                          $1,172,594.96
Government Revenue                                                    67,114.45
Food Revenue                                                           3,899.45
Discounts                                                           (129,386.14)
Refunds/Returns                                                           21.05
                                                                  -------------
Total Revenue                                                      1,114,243.77
                                                                  -------------
Operational Costs
Salaries and Wages                                                   493,012.30
Taxes and Benefits                                                    58,508.35
Classroom Expenses                                                    13,067.05
Food Programs Expense                                                 51,194.42
Transportation Expenses                                               13,136.15
Maintenance Expense                                                   57,063.23
Insurance Expense (refund)                                           (11,041.17)
Rent Expense                                                         234,086.86
Security Services Expense                                              4,313.32
Personal Property Tax Expense                                          1,783.05
Real Property Tax Expense                                              6,333.22
Utilities Expense                                                     15,844.92
                                                                  -------------
Total Operational Costs                                              937,301.70
                                                                  -------------
General & Administrative Costs
Advertising, Mktg, Promo Exp                                          29,677.90
Bad Debt Expense                                                      15,358.62
Bank Charges/Processing Fees-A                                        15,565.97
Computer/Technology Expense                                               --
Licenses & Fees Expense                                                1,306.00
Office/School Supplies Expense                                         2,151.96
Penalties and Late Fee Charges                                            --
Postage and Printing Expense                                             208.17
Pre-Employment Expense                                                 3,295.00
Telephone Expense                                                      9,301.38
Travel Expense                                                           825.59
Allocated Corporate Overhead                                         126,057.00
Other Expenses                                                         4,798.02
                                                                  -------------
Total General and Administrative Expenses                            208,545.61
                                                                  -------------
Interest Expense                                                      (7,300.50)
Other Income                                                           2,853.20
                                                                  -------------
Net Interest and Other Income (Expense)                               (4,447.30)
                                                                  -------------
Depreciation Expense                                                  41,657.12
                                                                  -------------
Total Depreciation and Amortization                                   41,657.12
                                                                  -------------
Reorganization Expenses
Professional Fees Allocated                                            3,571.00
                                                                  -------------
Total Reorganization Expenses                                          3,571.00
                                                                  -------------
Net Loss                                                          $  (81,278.96)
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                February 28, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                         $    9,700.00
Accounts Receivable, net                                             492,468.06
Prepaid Rent                                                         217,966.82
Other Current Assets                                                  13,889.90
                                                                  -------------
Total Current Assets                                                 734,024.78

Due From Tesseract                                                   877,563.43
Property and Equipment, net                                        1,045,401.56
Deposits and Other Assets                                            150,334.37
                                                                  -------------

Total Assets                                                      $2,807,324.14
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                  $   52,725.06
Checks in Process of Collection                                      265,113.80
Payroll and Related Accruals                                         516,389.95
Deferred Revenue and Tuition Deposits                                120,545.80
                                                                  -------------

Total Current Liabilities                                            954,774.61
                                                                  -------------
Pre-Petition Liabilities
Accounts Payable                                                     654,833.50
Other Current Liabilities                                            154,964.52
Long-Term Debt                                                       222,967.25
                                                                  -------------

Total Pre-Petition Liabilities                                     1,032,765.27
                                                                  -------------
Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          193,072.61
                                                                  -------------

Total Long-Term Liabilities                                          336,733.95
                                                                  -------------

Total Liabilities                                                  2,324,273.83
                                                                  -------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,133,680.77
Post Petition Retained Deficit                                      (650,630.46)
                                                                  -------------

Total Shareholders' Equity                                           483,050.31
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,807,324.14
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB                  STATUS OF ASSETS

                                                0-30         31-60       60+
ACCOUNTS RECEIVABLE                TOTAL        DAYS          DAYS      DAYS
-------------------                -----        ----          ----      ----

TOTAL ACCOUNTS RECEIVABLE         492,468      423,070       53,379     16,019
 LESS: AMOUNT CONSIDERED
       UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)         492,468      423,070       53,379     16,019


                                 SCHEDULED                            CURRENT
FIXED ASSETS                      AMOUNT      ADDITIONS   DELETIONS    AMOUNT
------------                      ------      ---------   ---------    ------
REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT     1,020,140       56,214                1,076,355
ACCUMULATED DEPRECIATION         (413,993)     (84,660)                (498,653)
NET BUILDINGS/PLANT               606,147      (28,446)          --     577,702

EQUIPMENT                         755,300       24,266                  779,566
ACCUMULATED DEPRECIATION         (511,115)     (79,004)                (590,119)
NET EQUIPMENT                     244,186      (54,738)          --     189,447

AUTOS & VEHICLES                  953,839                               953,839
ACCUMULATED DEPRECIATION         (625,670)     (49,916)                (675,586)
NET AUTOS & VEHICLES              328,170      (49,916)          --     278,254

CASE NUMBER: B-00-10939-ECF-RTB              STATUS OF LIABILITIES
                                             AND SENSITIVE PAYMENTS


    POSTPETITION
  UNPAID OBLIGATIONS                TOTAL       0-30     31-60    61-90     91+
  ------------------                -----       ----     -----    -----     ---

ACCOUNTS PAYABLE                    52,725     46,519    1,050     625     4,531
TAXES PAYABLE                       47,138     47,138
ACCRUED PAYROLL AND BENEFITS       469,252    469,252
PREPAID TUITION                    120,546    120,546
SECURED DEBT
OUTSTANDING A/P CHECKS             265,114    265,114
OTHER (ATTACH LIST)
                                   -------    -------    -----     ---     -----
TOTAL POST-PETITION
  LIABILITIES                      954,775    948,569    1,050     625     4,531
                                   =======    =======    =====     ===     =====

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                 AMOUNT PD            TOTAL PD
NAME              REASON FOR PAYMENT            THIS MONTH            TO DATE
----              ------------------            ----------            -------
NONE


TOTAL PAYMENTS TO INSIDERS                             --                   --

                                  PROFESSIONALS

         DATE OF COURT                                                   TOTAL
       ORDER AUTHORIZING    AMOUNT         AMOUNT      TOTAL PAID       INCURRED
NAME       PAYMENT         APPROVED         PAID        TO DATE         & UNPAID
----       -------         --------         ----        -------         --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                 CASE STATUS

QUESTIONNAIRE
                                                              YES          NO
                                                              ---          --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 476


INSURANCE
                     CARRIER AND     PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER    COVERED      DATE         & FREQUENCY
--------------      -------------    -------      ----         -----------
Gen Liability        CLI0018811       3/1/00     3/1/01     39,208.72 /month
Auto Liability       BAP0708409       5/1/00     3/1/01     Included above
Excess Liability     UMI0000552       3/1/00     3/1/01     Included above
Workers Comp         307512-4        12/1/00   11/30/01     Monthly as a % of PR
Gen Liability        CLI0018810       3/1/00     3/1/01     Included above
Blanket Contents     59UUNGG2042      5/1/00     3/1/01     Included above

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

 BEGINNING FUNDS AVAILABLE:                                      $  (45,805.52)
                                                                 -------------

 Cash In:    Telecheck                                             $183,570.26
             Credit Card Deposit (Preschools)                       492,117.04
             Regular Deposits (Preschools)                          412,125.51
                                                                 -------------

 Daily Cash In:                                                  $1,087,812.81

 Cash Out:   Preschool A/P                                       $  468,567.09
             Preschool Payroll                                      494,625.77
             Corporate A/P (allocated)                               50,193.71
             Preschool NSF                                           31,766.61
                                                                 -------------

 Daily Cash Out:                                                 $1,045,153.18
                                                                 -------------

 Net Cash In/Out:                                                $   42,659.63
                                                                 -------------

 ENDING FUNDS AVAILABLE:                                         $   (3,145.89)
                                                                 =============

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                            Audit
Check Number   Vendor ID      Vendor Check Name              Check Date  Checkbook ID    Trail Code       Amount
------------   ---------      -----------------              ----------  ------------    ----------       ------
100012599      US0FOO000      US FOODSERVICE                    2/1/01    OPERATING     PMCHK00000061   $11,663.47
100012600      AHWFOO000      AHWATUKEE FOOTHILLS NEWS          2/5/01    OPERATING     PMCHK00000062    $1,260.00
100012602      IMPBAN001      IMPERIAL BANK-AZ                  2/5/01    OPERATING     PMCHK00000062    $3,650.25
100012603      CASSAN000      SANDRA CASTILLO                   2/5/01    OPERATING     PMCHK00000063       $90.00
100012604      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29    2/6/01    OPERATING     PMCHK00000064      $284.53
100012606      MANLIF000      MANULIFE FINANCIAL                2/6/01    OPERATING     PMCHK00000065   $10,895.29
100012607      US0FOO000      US FOODSERVICE                    2/8/01    OPERATING     PMCHK00000066   $14,706.10
100012608      AZCON0000      AZ CONSTRUCTION AND MAINTENANC    2/9/01    OPERATING     PMCHK00000067   $12,837.73
100012609      ACCAPP000      ACCREDITED APPLIANCE              2/9/01    OPERATING     PMCHK00000068      $699.78
100012610      APS200000      APS-2907                          2/9/01    OPERATING     PMCHK00000068      $989.79
100012611      ARIAIR000      ARIZONA AIR-SCENT                 2/9/01    OPERATING     PMCHK00000068      $289.71
100012612      ARIMAG000      ARIZONA CHILD MAGAZINE            2/9/01    OPERATING     PMCHK00000068      $123.25
100012613      ARIREP000      ARIZONA REPUBLIC                  2/9/01    OPERATING     PMCHK00000068      $472.00
100012614      AT&TPHO00      AT&T PHOENIX-78225                2/9/01    OPERATING     PMCHK00000068      $212.52
100012615      BANKAR000      KAREN BANNEN                      2/9/01    OPERATING     PMCHK00000068      $380.82
100012616      BELVIS000      BELLA VISTA WATER COMPANY         2/9/01    OPERATING     PMCHK00000068       $85.17
100012617      BOWERI000      ERIN BOWDON                       2/9/01    OPERATING     PMCHK00000068       $60.50
100012618      BOWTAM000      TAMI BOWEN                        2/9/01    OPERATING     PMCHK00000068      $284.21
100012619      CASELI000      ELIZABETH CASON                   2/9/01    OPERATING     PMCHK00000068      $313.88
100012620      CENLEA000      CENTENNIAL LEASING & SALES INC    2/9/01    OPERATING     PMCHK00000068      $408.65
100012621      CITGOO000      CITY OF GOODYEAR                  2/9/01    OPERATING     PMCHK00000068       $20.00
100012622      CITPEOUTI      CITY OF PEORIA - UTILITIES        2/9/01    OPERATING     PMCHK00000068      $244.59
100012623      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29    2/9/01    OPERATING     PMCHK00000068      $513.39
100012624      CLS000000      CLS/CLEANWAY                      2/9/01    OPERATING     PMCHK00000068   $12,146.29
100012625      COUCHE000      COURTESY CHEVROLET                2/9/01    OPERATING     PMCHK00000068    $5,862.36
100012626      CROBAN000      CROWN BANK LEASING                2/9/01    OPERATING     PMCHK00000068    $1,587.06
100012627      DAIMAR000      DAILEY, MARGE                     2/9/01    OPERATING     PMCHK00000068      $273.72
100012628      DYCNAN000      DYCK, NANCY                       2/9/01    OPERATING     PMCHK00000068       $71.15
100012629      ELEWES000      ELECTRONICS WEST, INC.            2/9/01    OPERATING     PMCHK00000068      $236.57
100012630      EXTCLE000      EXTRACTION CLEANING COMPANY       2/9/01    OPERATING     PMCHK00000068    $1,320.00
100012631      GARLYN000      LYNN GARSHA                       2/9/01    OPERATING     PMCHK00000068      $185.85
100012632      GECAP0003      GE CAPITAL                        2/9/01    OPERATING     PMCHK00000068      $337.16
100012633      GILBER000      BERNITA GILLIAM                   2/9/01    OPERATING     PMCHK00000068      $417.00
100012634      HEASAV000      HEART SAVERS                      2/9/01    OPERATING     PMCHK00000068      $456.00
100012635      IKOOFF003      IKON OFFICE SOLUTIONS (CA)        2/9/01    OPERATING     PMCHK00000068      $592.28
100012636      JIFLUB001      JIFFY LUBE                        2/9/01    OPERATING     PMCHK00000068    $4,206.68
100012637      KNO000000      KNOTT,MARILYN                     2/9/01    OPERATING     PMCHK00000068      $435.86
100012638      LAKLEA000-B    LAKESHORE LEARNING MATERIALS      2/9/01    OPERATING     PMCHK00000068    $3,725.69
100012639      MITTON000      TONYA MITCHELL                    2/9/01    OPERATING     PMCHK00000068      $407.31
100012640      MOBFLE000      MOBIL FLEET                       2/9/01    OPERATING     PMCHK00000068    $3,557.13
100012641      NYBSHE000      SHELLEY NYBERG                    2/9/01    OPERATING     PMCHK00000068      $451.63
100012642      PROUSA000      PROFORCE USA                      2/9/01    OPERATING     PMCHK00000068   $14,208.35
100012643      RANKAT000      RANDALL, KATHY                    2/9/01    OPERATING     PMCHK00000068      $394.49
100012644      RAOARA000      ARATHI RAO                        2/9/01    OPERATING     PMCHK00000068       $84.00
100012645      SLAJAC000      JACK SLATE                        2/9/01    OPERATING     PMCHK00000068    $1,098.28
100012646      SOUGAS000      SOUTHWEST GAS CORPORATION         2/9/01    OPERATING     PMCHK00000068      $228.31
100012647      SRP2950        SRP2950                           2/9/01    OPERATING     PMCHK00000068    $3,026.02
100012648      STODAN000      DANIELLE STONE                    2/9/01    OPERATING     PMCHK00000068      $349.87
100012649      THORAE000      THOMAS, RAE ANN                   2/9/01    OPERATING     PMCHK00000068      $251.15
100012650      THUMOU000      THUNDER MOUNTAIN CLEANING SERV    2/9/01    OPERATING     PMCHK00000068    $1,929.50
100012651      TOOLOR000      LORI TOOLEY                       2/9/01    OPERATING     PMCHK00000068      $256.56
100012652      TOWOF0002      TOWN OF GILBERT - UTILITIES       2/9/01    OPERATING     PMCHK00000068      $195.81
100012653      US0WES003      US WEST COMMUNICATIONS-29060      2/9/01    OPERATING     PMCHK00000068    $2,375.89
100012654      USTOY000       US TOY CO /PLAYTHINGS             2/9/01    OPERATING     PMCHK00000068        $9.47
100012655      NOPMIK000      MIKE NOPPENBERG                  2/13/01    OPERATING     PMCHK00000069    $1,180.50
100012656      CON000000      CONCENTRA                        2/13/01    OPERATING     PMCHK00000070      $347.00
100012657      MANLIF000      MANULIFE FINANCIAL               2/14/01    OPERATING     PMCHK00000071    $5,144.14
100012658      ARIREP000      ARIZONA REPUBLIC                 2/15/01    OPERATING     PMCHK00000072    $1,848.00

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                            Audit
Check Number   Vendor ID      Vendor Check Name              Check Date  Checkbook ID    Trail Code       Amount
------------   ---------      -----------------              ----------  ------------    ----------       ------
100012659      CABREP000      CABLE REP                        2/15/01    OPERATING     PMCHK00000072   $10,372.00
100012660      MCE000000      MCESD                            2/15/01    OPERATING     PMCHK00000073      $370.00
100012661      US0FOO000      US FOODSERVICE                   2/15/01    OPERATING     PMCHK00000073   $15,467.92
100012662      SHUSTO000      SHURGARD STORAGE                 2/16/01    OPERATING     PMCHK00000074      $528.08
100012663      ARIAIR000      ARIZONA AIR-SCENT                2/21/01    OPERATING     PMCHK00000075      $449.88
100012664      AT&T78522      AT&T - 78225                     2/21/01    OPERATING     PMCHK00000075      $244.72
100012665      CON000000      CONCENTRA                        2/21/01    OPERATING     PMCHK00000075      $217.00
100012666      GECAP0003      GE CAPITAL                       2/21/01    OPERATING     PMCHK00000075    $1,051.40
100012667      IROMOU000      IRON MOUNTAIN                    2/21/01    OPERATING     PMCHK00000075       $82.50
100012668      JAKBRE000      JAKE BREAK CAFE                  2/21/01    OPERATING     PMCHK00000075    $1,120.69
100012669      JETCON000      JET CONNECTION                   2/21/01    OPERATING     PMCHK00000075      $298.77
100012670      DAVBAN001-B    DAVE BANG ASSOCIATES, INC.       2/21/01    OPERATING     PMCHK00000076   $15,795.00
100012671      US0FOO000      US FOODSERVICE                   2/22/01    OPERATING     PMCHK00000077   $13,018.00
100012672      APS200000      APS-2907                         2/23/01    OPERATING     PMCHK00000078    $4,892.48
100012673      ARIAIR000      ARIZONA AIR-SCENT                2/23/01    OPERATING     PMCHK00000078      $904.61
100012674      AT&T78522      AT&T - 78225                     2/23/01    OPERATING     PMCHK00000078       $95.12
100012675      BRICOM000      BRIXTON COMMERCIAL CLEANING      2/23/01    OPERATING     PMCHK00000078    $1,000.00
100012676      CITCHA400      CITY OF CHANDLER                 2/23/01    OPERATING     PMCHK00000078       $10.00
100012677      CITCHAUT1      CITY OF CHANDLER - UTILITIES     2/23/01    OPERATING     PMCHK00000078      $180.52
100012678      CITMESUTI      CITY OF MESA - UTILITIES - 187   2/23/01    OPERATING     PMCHK00000078      $116.19
100012679      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29   2/23/01    OPERATING     PMCHK00000078      $813.44
100012680      CITTEM296      CITY OF TEMPE - 29617            2/23/01    OPERATING     PMCHK00000078      $216.85
100012681      CLS000000      CLS/CLEANWAY                     2/23/01    OPERATING     PMCHK00000078   $11,671.29
100012682      CONPLA0001     CONSTRUCTIVE PLAYTHINGS          2/23/01    OPERATING     PMCHK00000078    $7,038.85
100012683      COUCHE000      COURTESY CHEVROLET               2/23/01    OPERATING     PMCHK00000078    $4,274.14
100012684      DAIMAR000      DAILEY, MARGE                    2/23/01    OPERATING     PMCHK00000078      $250.57
100012686      DISSCH000-B    DISCOUNT SCHOOL SUPPLY           2/23/01    OPERATING     PMCHK00000078      $567.41
100012687      DYCNAN000      DYCK, NANCY                      2/23/01    OPERATING     PMCHK00000078      $369.35
100012688      ECO000000      ECOLAB                           2/23/01    OPERATING     PMCHK00000078      $221.89
100012689      FERCAR000      CARRIE FERGUSEN                  2/23/01    OPERATING     PMCHK00000078      $129.50
100012690      GECAP0003      GE CAPITAL                       2/23/01    OPERATING     PMCHK00000078      $514.46
100012691      HEASAV000      HEART SAVERS                     2/23/01    OPERATING     PMCHK00000078      $612.00
100012692      HINDAN000      DANIEL HINZ                      2/23/01    OPERATING     PMCHK00000078       $50.00
100012693      HON0IL000      HONEYWELL-IL                     2/23/01    OPERATING     PMCHK00000078    $1,044.37
100012694      HOPALI000      ALISA HOPPIS                     2/23/01    OPERATING     PMCHK00000078      $214.00
100012695      IKOOFF001      IKON OFFICE SOLUTION (AZ)        2/23/01    OPERATING     PMCHK00000078      $748.21
100012696      JETCON000      JET CONNECTION                   2/23/01    OPERATING     PMCHK00000078      $238.00
100012697      JONCRY000      CRYSTAL JONES                    2/23/01    OPERATING     PMCHK00000078      $117.00
100012698      KINMGM000      KINNEY MANAGEMENT SERVICES       2/23/01    OPERATING     PMCHK00000078       $40.00
100012699      KRATER000      TERRILYNN KRAMER                 2/23/01    OPERATING     PMCHK00000078      $218.03
100012700      LAKLEA000-B    LAKESHORE LEARNING MATERIALS     2/23/01    OPERATING     PMCHK00000078      $134.68
100012701      LITPAR         Litchfield Parks & Recreation    2/23/01    OPERATING     PMCHK00000078       $52.75
100012702      LOWTAM000      TAMMY LOWE                       2/23/01    OPERATING     PMCHK00000078      $152.00
100012703      MAR000000      MARRO,GINNY                      2/23/01    OPERATING     PMCHK00000078      $113.71
100012704      MCE000000      MCESD                            2/23/01    OPERATING     PMCHK00000078      $335.00
100012705      MONROX000      MONTANEZ, ROXANN                 2/23/01    OPERATING     PMCHK00000078      $192.36
100012706      OPECLE000      OPEN WORKS                       2/23/01    OPERATING     PMCHK00000078    $1,170.00
100012707      PACALA000      PACIFIC ALARMS COMPANY           2/23/01    OPERATING     PMCHK00000078      $306.00
100012708      PROUSA000      PROFORCE USA                     2/23/01    OPERATING     PMCHK00000078      $274.00
100012709      RAIARI000      RAISING ARIZONA KIDS             2/23/01    OPERATING     PMCHK00000078    $1,603.00
100012710      RANKAT000      RANDALL, KATHY                   2/23/01    OPERATING     PMCHK00000078      $185.26
100012711      ROAFIR000      ROADRUNNER FIRE & SAFETY         2/23/01    OPERATING     PMCHK00000078      $572.18
100012712      SANBAR001      SANTA BARBARA BANK & TRUST       2/23/01    OPERATING     PMCHK00000078      $289.17
100012713      SRP2950        SRP2950                          2/23/01    OPERATING     PMCHK00000078    $1,868.77
100012714      SULSPR000      SULPHUR SPRINGS ELECTRIC         2/23/01    OPERATING     PMCHK00000078      $496.69

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                            Audit
Check Number   Vendor ID      Vendor Check Name              Check Date  Checkbook ID    Trail Code       Amount
------------   ---------      -----------------              ----------  ------------    ----------       ------
100012715      TERINT000      TERMINEX INTERNATIONAL           2/23/01    OPERATING     PMCHK00000078       $15.00
100012716      THORAE000      THOMAS, RAE ANN                  2/23/01    OPERATING     PMCHK00000078       $45.94
100012717      U0CWIN000      U-C WINDOW CLEANING              2/23/01    OPERATING     PMCHK00000078      $731.40
100012718      US0WES003      US WEST COMMUNICATIONS-29060     2/23/01    OPERATING     PMCHK00000078    $2,942.59
100012719      USTRU000       US TRUSTEE PROGRAM PMT CTR       2/23/01    OPERATING     PMCHK00000078      $500.00
100012720      VEL000000      VELA,DANA                        2/23/01    OPERATING     PMCHK00000078    $1,142.70
100012721      WASMAN001      WASTE MANAGEMENT OF ARIZONA      2/23/01    OPERATING     PMCHK00000078       $61.00
100012722      XUAHIE000      HIEN XUAN VU                     2/23/01    OPERATING     PMCHK00000078       $28.80
100012723      WELFAR001      WELLS FARGO                      2/27/01    OPERATING     PMCHK00000079      $704.00
100012724      4DPROP000      4D PROPERTIES                    2/28/01    OPERATING     PMCHK00000080   $11,772.03
100012725      ANCVIL000      ANCALA VILLAGE SHOPPING CENTER   2/28/01    OPERATING     PMCHK00000080   $16,622.87
100012726      BLD7ZEL000     BLDG7UNION HILLS LLC             2/28/01    OPERATING     PMCHK00000080    $8,914.31
100012727      DERENT000      DER ENTERPRISES LLP              2/28/01    OPERATING     PMCHK00000080   $15,355.71
100012728      DIVINS000      DIVALL INSURED INCOME PROP INC   2/28/01    OPERATING     PMCHK00000080   $11,418.37
100012729      MCCVEN003      MCCLINTOCK VENTURE LC            2/28/01    OPERATING     PMCHK00000080   $13,067.25
100012730      MESDEV000      MESA DEVELOPMENT INC             2/28/01    OPERATING     PMCHK00000080   $12,568.84
100012731      PEOINV000      PEORIA INVESTMENTS INC           2/28/01    OPERATING     PMCHK00000080   $18,202.23
100012732      SANVIL003      SANTIAGO VILLA  (#129)           2/28/01    OPERATING     PMCHK00000080   $13,836.33
100012733      SANVIL005      SANTIAGO VILLA  (#124)           2/28/01    OPERATING     PMCHK00000080   $14,980.76
100012734      SC0WAR000      SC WARNER TEMPE, INC.            2/28/01    OPERATING     PMCHK00000080   $12,330.04
100012735      SDMFAM000      SDM FAMILY CORP                  2/28/01    OPERATING     PMCHK00000080   $13,794.27
100012736      SUNPRE000      SUNRISE PRESCHOOL VI INVESTME    2/28/01    OPERATING     PMCHK00000080   $31,473.28
100012737      THEYOU000      THE YOUNG ONES CENTER            2/28/01    OPERATING     PMCHK00000080    $6,525.16
100012738      WELFAR002      WELLS FARGO BANK                 2/28/01    OPERATING     PMCHK00000080   $18,541.69
100012739      KMLFM000       KMLE-FM RADIO                    2/28/01    OPERATING     PMCHK00000081   $10,000.00
                                                                                                       -----------
Total Checks: 138                                                           Total Amount of Checks:    $468,567.09
                                                                                                       ===========

                                       11